77Q1(a)


Articles of Amendment of American Century
Variable Portfolios, Inc., dated June 30, 2017 (filed electronically as Exhibit a24 to Post-Effective
Amendment No. 71 to the Registration Statement of the Registrant filed on July 5, 2017, File No. 033-
14567 and incorporated herein by reference).